Exhibit 99.1

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

This SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Second Amendment”), effective as of June 10, 2006, is made by and among CLARIENT, INC., a Delaware corporation (the “Lender”), TRESTLE HOLDINGS, INC., a Delaware corporation (the “Borrower”) and TRESTLE ACQUISITION CORP., a Delaware corporation (“Guarantor”).

RECITALS

A. Borrower, Lender and Guarantor are parties to that certain Loan and Security Agreement, dated as of February 27, 2006, pursuant to which Borrower borrowed the sum of Two Hundred Fifty Thousand Dollars ($250,000) from Lender and Guarantor guaranteed Borrower’s obligations thereunder, as amended by that certain First Amendment to Loan and Security Agreement dated as of May 26, 2006, pursuant to which the Maturity Date was amended to extend the term (the “Loan Agreement”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

B. The loan issued pursuant to the Loan Agreement is evidenced by that certain Secured Promissory Note dated February 27, 2006 (the “Note”).

C. Borrower again desires to extend the term of the Note as provided herein.

D. Accordingly, Borrower has requested that Lender agree to an amendment of the Loan Agreement as more fully set forth herein.

E. Lender is willing to agree to such amendment upon the terms and subject to the conditions contained herein.

Now Therefore, in consideration of the mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I.

Amendment

Upon the satisfaction of each of the conditions precedent set forth in Article II of this Second Amendment, Section 1.1 of the Loan Agreement shall be amended to replace the definition of “Maturity Date” with the following:

““Maturity Date” means the first to occur of (a) an Extraordinary Corporate Transaction, (b) the date of acceleration of the Loan by Lender following an Event of Default, or (c) June 26, 2006.”

ARTICLE II.

Conditions to Effectiveness of Second Amendment

The effectiveness of this Second Amendment is subject to the satisfaction of the following conditions precedent:

SECTION 2.1. Loan Documents.

Lender must have received this Second Amendment duly executed by Borrower and Guarantor.

SECTION 2.2. No Injunction.

No law or regulation shall prohibit, and no order, judgment or decree of any Governmental Authority shall enjoin, prohibit or restrain, and no litigation shall be pending which in the good faith judgment of Lender would enjoin, prohibit or restrain the making of the Loan or the consummation of the transactions contemplated by this Second Amendment.

SECTION 2.3. No Default or Extraordinary Corporate Transaction.

No event shall have occurred and be continuing that constitutes an Event of Default or a Default or an Extraordinary Corporate Transaction.

SECTION 2.4. Accuracy of Representations and Warranties.

Each of the representations and warranties of Borrower in the Loan Documents and Article III of this Second Amendment shall be true and correct as of the Effective Date as though made on such Effective Date.

ARTICLE III.

Representations and Warranties.

Borrower and Guarantor hereby represent and warrant to Lender as follows:

SECTION 3.1. Representations and Warranties in Loan and Security Agreement.

Each representation and warranty set forth in Article V of the Loan Agreement is hereby restated and affirmed as true and correct as of the date hereof, except to the extent previously fulfilled in accordance with the terms of the Loan Agreement or to the extent relating specifically to the date of the Loan Agreement.

SECTION 3.2. Power and Authority.

Borrower and Guarantor have the power and authority (i) to carry on their business and affairs as now being conducted and as proposed to be conducted, (ii) to execute, deliver and perform each of their obligations arising from this Second Amendment, and (iii) to take all action necessary to consummate the transactions contemplated under this Second Amendment.

SECTION 3.3. Due Authorization.

The execution, delivery and performance by Borrower and Guarantor of this Second Amendment has been duly authorized by all necessary action on the part of Borrower and Guarantor. Such execution, delivery and performance do not require the approval of any shareholders, and do not contravene any organizational document governing Borrower or Guarantor. The execution, delivery and performance by Borrower and Guarantor of this Second Amendment and the Loan Agreement as amended hereby do not contravene any law, rule or regulation or any indenture, lease or written agreement binding on or affecting it and do not result in or require the creation of any Lien (other than pursuant to Section 4 of the Loan Agreement) upon any of Borrower or Guarantor’s property.

SECTION 3.4. Binding and Enforceable.

This Second Amendment and the Loan Agreement as amended hereby are each legal, valid and binding obligations of Borrower and Guarantor enforceable against each of them in accordance with their respective terms, subject to laws generally affecting the enforcement of creditors’ rights.

SECTION 3.5. No Conflict.

The execution, delivery and performance by Borrower and Guarantor of each of this Second Amendment and the Loan Agreement as amended hereby do not and will not conflict with, result in a breach of, or constitute (with or without notice or the lapse of time or both) a default under, any law, rule or regulation or any instrument, lease, indenture, agreement or other contractual obligation issued by Borrower or Guarantor or enforceable against either of them or their property.

ARTICLE IV.

Miscellaneous

SECTION 4.1. Effect; Ratification.

The amendment set forth herein is effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Loan Agreement or of any other Loan Document, or (ii) prejudice any right or rights that Lender may now have or may have in the future under or in connection with the Loan Agreement or any other Loan Document. Each reference in the Loan Agreement to “this Agreement”, “herein”, “hereof” and words of like import and each reference in the other Loan Documents to the Loan Agreement shall mean the Loan Agreement as amended hereby and any and all amendments, restatements, modifications and/or supplements thereto hereafter in effect, and no specific reference to this Second Amendment shall be required in any communication or notice regarding the Loan Agreement or any of the Loan Documents. This Second Amendment shall be construed in connection with and as part of the Loan Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Agreement and each other Loan Document, except as herein amended or waived, are hereby ratified and confirmed and shall remain in full force and effect and a default by Borrower in the performance of any covenants and conditions contained in this Second Amendment shall constitute an Event of Default under the Loan Agreement.

SECTION 4.2. Effectiveness.

This Second Amendment shall immediately become effective as of the date first written above upon (i) the receipt by Lender of duly executed counterparts of this Second Amendment from Borrower and Guarantor, and (ii) the satisfaction of each condition precedent contained in Article II hereof.

SECTION 4.3. Severability.

Any provision contained in this Second Amendment that is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this amendment in that jurisdiction or the operation, enforceability or validity of that provision in any other jurisdiction.

SECTION 4.4. Governing Law.

THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

SECTION 4.5. Execution in Counterparts.

This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

SECTION 4.6. Loan Documents.

This Second Amendment shall constitute a Loan Document.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Loan and Security Agreement to be duly executed as of the date first above written.

Lender:	CLARIENT, INC.
By: ________________________________ Name: ________________________________ Title: ________________________________
Borrower:	TRESTLE HOLDINGS, INC.
By: ________________________________ Name: ________________________________ Title: ________________________________

Guarantor:	TRESTLE ACQUISITION CORP.
By: ________________________________ Name: ________________________________ Title: ________________________________